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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2003

DPAC TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

California	0-14843	33-0033759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7321 Lincoln Way, Garden Grove, California		92641
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (714) 898-0007

Not Applicable
(Former Name or former address, if changed, since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits.

    99.1    News Release dated April 14, 2003 relating to the Registrant's earnings

Item 12.    Results of Operations and Financial Condition

        On April 14, 2003, the Registrant is publicly issuing a News Release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, relating to the Registrant's earnings.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPAC TECHNOLOGIES CORP. (Registrant)
Date: April 11, 2003	By:	/s/ TED BRUCE Ted Bruce, Chief Executive Officer And President

DPAC TECHNOLOGIES CORP.

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	News Release dated April 14, 2003 relating to the Registrant's earnings.

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SIGNATURES
INDEX TO EXHIBITS